UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2011

Viropro, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-06718	13-3124057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4199 Campus Drive, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 783-6573

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)
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Item 1.01	Entry Into a Material Definitive Agreement

On July 1, 2011, Viropro, Inc. (the “Company”) completed its acquisition of Alpha Biologics Sdn Bhd (“Alpha”), a bio-manufacturing company with a research facility in Cambridge, England and a manufacturing facility in Penang, Malaysia.  The Company signed a stock purchase agreement dated February 22, 2011 with Alpha’s three shareholders, THG Capital Sdn Bhd, a Malaysian corporation, Spring Hill Bioventures Sdn Bhd, a Malaysian corporation (“Spring Hill”), and Michelle Leanne Edythe Peake (collectively, the “Alpha Shareholders”).  As consideration for acquiring Alpha, the Company was required to deliver to the Alpha Shareholders US $21,000,000, consisting of 525,000,000 shares (the “Viropro Shares”) of the Company’s common stock, par value $0.001.  As further consideration, the Company was required to deliver US $300,000 as working capital for Alpha prior to closing, and to commit to delivering up to $200,000 of additional cash and up to $5,000,000 of equity or debt capital to Alpha post-closing, to be used in part to repay a loan from Spring Hill in the amount of RM $8,575,000 (approximately US $2,858400) and replace a RM $5,000,000 deposit (approximately US $1,666,700) made by Spring Hill with HSBC Bank Malaysia to secure credit facilities provided to Alpha by Bank Pembangunan Malaysia Berhad.  The stock purchase agreement contained customary representations, warranties, covenants and indemnification provisions.

On July 1, 2011, the Viropro Shares were issued to the Alpha Shareholders, closing the acquisition and making Alpha a wholly-owned subsidiary of the Company.

The transaction was previously announced on a current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 23, 2011 (the “Initial Report”).  In the Initial Report, the Company erroneously reported the transaction under Item 2.01, Completion of Acquisition or Disposition of Assets, and Item 3.02, Unregistered Sales of Equity Securities, rather than Item 1.01, Entry Into a Material Definitive Agreement.  At that time, the stock purchase agreement had been signed but neither the issuance of the Viropro Shares nor the other transactions contemplated by the stock purchase agreement had taken place.  Accordingly, this report dated June 29, 2011 serves as an amendment (the “First Amendment”) to the Initial Report.

The foregoing summary of the terms of the stock purchase agreement does not purport to be complete and is subject to, and qualified in its entirety by, the stock purchase agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth under Item 1.01 of this First Amendment to the Initial Report on Form 8-K is responsive to this Item 2.01 and is therefore incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this First Amendment to the Initial Report on Form 8-K is responsive to this Item 3.02 and is therefore incorporated herein by reference.  There were no underwriting discounts or commissions in connection with the issuance of the Viropro Shares to the Alpha Shareholders, as no underwriters were used to facilitate the issuance of the Viropro Shares or the acquisition of Alpha. Because none of the Alpha Shareholders are citizens of the United States, the Viropro Shares were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption from registration provided by Rule 903(b)(3) of the Act.

Item 9.01	Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired..

Alpha’s audited balance sheets as of June 30, 2010 and 2009 and audited statements of income, stockholders’ equity and cash flows for the years ended June 30, 2010 and 2009, Alpha’s unaudited balance sheet as of March 31, 2011 and Alpha’s unaudited statements of income, stockholders’ equity and cash flows for the nine months ended March 31, 2011 and 2010 will be provided within 71 days following the filing of this First Amendment to the Initial Report.

(b)           Pro Forma Financial Information.

           The following pro forma financial information will be provided via amendment to the Initial Report within 71 days following the filing of this First Amendment to the Initial Report:

•	Unaudited Pro Forma Condensed Combined Balance Sheet of Viropro and Alpha as of March 31, 2011

•	Unaudited Pro Forma Condensed Combined Statements of Income of Viropro and Alpha for the three months ended March 31, 2011 and the year ended December 31, 2010

The pro forma financial statements will give effect to Viropro's acquisition of Alpha as if the acquisition had occurred at the beginning of the periods presented for income statement and per share information and at the date of the balance sheet for balance sheet information.  However, the pro forma financial statements will not necessarily be indicative of the combined financial position of the companies had the acquisition occurred as of those periods.  The pro forma financial statements should be read in conjunction with the separate historical financial statements of Alpha, which will appear elsewhere herein, and the historical financial statements of Viropro in its annual reports on Form 10-K and quarterly reports on Form 10-Q.

(d)           Exhibits.

Exhibit No.		Description
10.1		Share Sale Agreement, dated February 22, 2011, by and among Viropro, Inc., THG Capital Sdn Bhd, Spring Hill Bioventures Sdn Bhd and Michelle Leanne Edythe Peake
99.1	***	Audited Balance Sheets and Audited Statements of Income, Stockholder's Equity and Cash Flows of Alpha Biologics Sdn Bhd as of and for the fiscal years ended June 30, 2010 and 2009
99.2	***
Unaudited Balance Sheet as of March 31, 20111 and Unaudited Statements of Income, Stockholder's Equity and Cash Flows of Alpha Biologics Sdn Bhd as of and for the nine months ended March 31, 2011 and 2010

99.3	***
Unaudited Pro Forma Condensed Combined Balance Sheet of Viropro, Inc. and Alpha as of February 28, 2011 and Unaudited Pro Forma Condensed Combined Statements of Income of Viropro, Inc. and Alpha Biologics Sdn Bhd for the three months ended March 31, 2011 and the year ended December 31, 2010

*	To be filed by amendment within 71 days following the filing of this First Amendment to the Initial Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

VIROPRO, INC.

Date: July 8, 2011	/s/ Rajiv Datar
Dr Rajiv Datar
President and Chief Executive Officer

Exhibit Index

Exhibit No.		Description
10.1		Share Sale Agreement, dated February 22, 2011, by and among Viropro, Inc., THG Capital Sdn Bhd, Spring Hill Bioventures Sdn Bhd and Michelle Leanne Edythe Peake
99.1	***	Audited Balance Sheets and Audited Statements of Income, Stockholder's Equity and Cash Flows of Alpha Biologics Sdn Bhd as of and for the fiscal years ended June 30, 2010 and 2009
99.2	***
Unaudited Balance Sheet as of March 31, 20111 and Unaudited Statements of Income, Stockholder's Equity and Cash Flows of Alpha Biologics Sdn Bhd as of and for the nine months ended March 31, 2011 and 2010

99.3	***
Unaudited Pro Forma Condensed Combined Balance Sheet of Viropro, Inc. and Alpha as of March 31, 2011 and Unaudited Pro Forma Condensed Combined Statements of Income of Viropro, Inc. and Alpha Biologics Sdn Bhd for the three months ended March 31, 2011 and the year ended December 31, 2010

*	To be filed by amendment to the Initial Report within 71 days following the filing of this First Amendment to the Initial Report.